UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  February 24, 2010

VIRNETX HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33852	77-0390628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5615 Scotts Valley Drive, Suite 110 Scotts Valley, CA	95066
(Address of principal executive offices)	(Zip Code)

(831) 438-8200
(Registrant’s telephone number, including area code)

________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.                      Other Events.

On February 24, 2010, VirnetX Holding Corporation (the “Company”) notified the Depository Trust & Clearing Corporation (“DTC”) that the Company exercised its rights to call those certain warrants to purchase shares of Company Common Stock with an exercise price of $2.00 per share (the “$2 Warrants”) issued pursuant to the Company’s underwritten public offering that closed on January 30, 2009.

The Company is exercising in full its call rights as set forth in Section 3 of the $2 Warrants.

Pursuant to Section 3 of the $2 Warrants, the $2 Warrants will expire in their entirety on March 11, 2010 if not earlier exercised (the “Termination Date”).

Registered Holders who wish to exercise the $2 Warrants prior to the Termination Date, should consult the information announced by DTC, or contact Carylyn Bell at Corporate Stock Transfer, Inc., the Warrant Agent for the $2 Warrants (“CST”), regarding exercise procedures.  The number to call at Corporate Stock Transfer is (303) 282-4800.

Those broker dealers that cause the exercise of the $2 Warrants prior to the Termination Date shall be eligible to receive a commission (the “Commission”) equal to 5% of the cash proceeds received by the Company upon exercise of those $2 Warrants for which such broker dealers are responsible.  In order to receive the Commission, such broker dealers should contact CST and supply all requested documentation.

The summary description of the $2 Warrants is qualified in its entirety by the terms of the $2 Warrants, the form of which was filed as an exhibit to the Registration Statement on Form S-1 filed by the Company on January 16, 2009 (File No. 333-153645), and is incorporated by reference herein.

On February 26, 2010, the Company issued a press release announcing the Company's exercise of the call. A copy of the press release is furnished as Exhibit 99.1 to this report.  The information contained in this report is furnished and not deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.                      Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release, dated February 26, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2010	VIRNETX HOLDING CORPORATION

By: /s/ Kendall Larsen
Name: Kendall Larsen
Title: Chief Executive Officer

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